Exhibit 10.54

                 MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.

                            WAIVER OF COMPLIANCE


December 1, 1998

To:      Elsinore Corporation
         202 Fremont Street
         Las Vegas, Nevada 89101
         Attn:  Gina L. Contner

Re:      12.83% Notes due 2001 of Elsinore Corporation
         CUSIP No. 290308AD7
         In the Principal Amount of $11,104,000

         Reference is made to that certain Amended and Restated Indenture dated as of March 3, 1997, as amended by that certain First Supplemental Amended and Restated Indenture dated as of September 18, 1997 (as so amended, the "Indenture"), by and among Elsinore Corporation (the "Company"), the guarantors named therein, and U.S. Bank Trust National Association, as trustee (the "Trustee"), regarding the 12.83% Notes due 2001 of the Company, in aggregate principal amount of $11,104,000 (the "Notes").

         The undersigned hereby:

         (i) certifies that it is the beneficial holder of the above referenced Notes (the "Noteholder"), in the aggregate principal amount of $11,104,000 (the "Principal Amount"), which Principal Amount is, on the date hereof, on deposit in the account of Morgan Stanley & Co., Inc. ("Morgan Stanley") with the Depository Trust Company ("DTC");

(ii) pursuant to Sections 7.12 and 10.2 of the Indenture, waives compliance by the Company, as of September 30, 1998 and December 31, 1998, with Section 5.15 of the Indenture pertaining to maintenance of certain Consolidated Fixed Charges Coverage Rule (the "Ratio"); and

(iii) in connection with such waiver, agrees to take no action with respect to the Principal Amount, including, but not limited to, providing or requesting (or instructing Morgan Stanley or DTC to do the same) the Trustee to provide a notice of any Default based upon the Ratio under Section 7.1(4) of the Indenture, prior to January 2, 2000.

         This waiver shall be effective upon delivery to the Company. All capitalized words not defined herein are used as defined in the Indenture.

                                                     Sincerely

                                                     /s/ Joann McNiff

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